Deposit for long-term investment	12 Months Ended
Jun. 30, 2026
Deposit for long-term investment
Deposit for long-term investment

Note 6 – Deposit for long-term investment

On September 5, 2025, the Group entered into an agreement to acquire a 0.5% equity interest in an unrelated company for a total consideration of $200,000 and paid the consideration in advance. As of June 30, 2026, the required registration of the equity interest has not been completed and legal ownership of the investment had not transferred to the Group. Accordingly, the $200,000 payment is recorded as a deposit for proposed investment rather than an equity investment. Management evaluated the recoverability of the deposit based on the status of the underlying agreement, communications with the counterparty, the progress of the ownership registration process, and the Group’s contractual rights with respect to the amount paid. Based on such evaluation, management concluded that no impairment was required as of June 30, 2026.